UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 22, 2013

Ring Energy, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53920	90-0406406
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

6555 South Lewis Street, Tulsa, OK	74136
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (918) 499-3880

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In May 2011, Stanford Energy, Inc., a Texas corporation and subsidiary of the Company entered into a credit agreement with a bank that provides for a revolving line of credit of up to $10 million for borrowings and letters of credit (the “Note”).  The agreement includes a non-usage commitment fee of 0.20% per annum and covenants limiting other indebtedness, liens, transfer or sale of assets, distributions or dividends and merger or consolidation activity.  The facility has an interest rate of the bank’s prime rate plus 0.75% with the total interest rate to be charged being no less than 4.00%.  The Note matured on May 10, 2012 and was extended to May 10, 2013.  Two of the Company’s stockholders, Stanley McCabe and L. Tim Rochford, are jointly and severally obligated for outstanding borrowings under the credit facility.

On January 23, 2013, the Board of Directors of the Company approved the Second Amendment of the Note (the “Second Amendment”), a copy of which is included as an exhibit hereto.  The Second Amendment adds the Company as a party to the Note.

Item 3.02

Unregistered Sales of Equity Securities.

The information in response to Item 5.02 below is incorporated into this item.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Directors

On January 23, 2013, the Board of Directors accepted the written resignations of Denny W. Nestripke as an officer and director of the Company and the resignations of Michael Harland and Robert Morley as directors.  None of the resigning directors had any disagreements with the Company.  The Board of Directors authorized the expansion of the authorized number of directors from five to six.  The Board of Directors appointed David A. Fowler, Kelly Hoffman, Anthony B. Petrelli, and Clayton E. Woodrum as directors to fill the vacancies created by the resignations and the expansion of the Board of Directors.  There are no arrangements or understandings between Messrs. Fowler, Hoffman, Petrelli, and Woodrum and any other person pursuant to which Messrs. Fowler, Hoffman, Petrelli, and Woodrum were selected as directors. There are also no family relationships between Messrs. Fowler, Hoffman, Petrelli, and Woodrum and any director or executive officer of the Company and they have no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.  Each of Messrs. Fowler, Hoffman, Petrelli, and Woodrum has given written acceptance of their appointment as director.

New Officers

On January 23, 2013, the Board of Directors appointed the following as officers of the Company:

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Lloyd T. (Tim) Rochford as Chairman of the Board;

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Kelly Hoffman as Chief Executive Officer;

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David A. Fowler as President;

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William R. (Randy) Broaddrick as Chief Financial Officer;

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Daniel D. Wilson as Vice-president of Operations;

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William R. (Randy) Broaddrick as Secretary; and

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William R. (Randy) Broaddrick as Treasurer.

Kelly. Hoffman, age 54, was appointed as our Chief Executive Officer and Principal Executive Officer on January 23, 2013.  He served as President of Victory Park Resources, a privately held exploration and production company focused on the acquisition of oil and gas producing properties in Oklahoma, Texas and New Mexico from April 2009 until December 2011, during which, he was responsible for the management of acquisitions, personnel, and implementation of drilling and development activities.  From January 2008 to March 2012, Mr. Hoffman was the owner, manager, and director of Natural Resources Production Co. where he was directly involved in the management of oil and gas properties.  From 2002 until 2008, Mr. Hoffman served as a consultant for various oil and gas companies in the areas of royalty purchase, drilling plans, and proposed acquisitions.  Mr. Hoffman currently serves as a director of Joes Jeans Inc. (NASDAQ: JOEZ), a reporting company.  From 1976 to 1977, he studied architectural engineering at Texas Tech University.  Mr. Hoffman holds options to purchase 250,000 shares of our common stock at $2.00 per share.  These options were granted by Stanford Energy on December 1, 2011, and were assumed by us in connection with the closing of the acquisition of Stanford Energy in June 2012.  These options vest 20% per year over a five year period.  On January 23, 2013, the Board of Directors ratified the grant to Mr. Hoffman of 500,000 options originally granted on January 1, 2013 to Mr. Hoffman, a consultant to the Company at the time, to purchase shares of our common stock at $4.50 per share under the Ring Energy, Inc. 2011 Long-Term Incentive Plan (the “Plan”).  These options vest 20% per year over a five year period.  The Board has agreed to pay Mr. Hoffman an annual salary of $175,000.

There is no arrangement or understanding between Mr. Hoffman and any other persons pursuant to which he was selected as an officer of the Company.  Mr. Hoffman does not now have, nor has he ever had, any family relationship with any director or officer of the Company, or persons nominated to become a director or officer.  Mr. Hoffman was appointed as Chief Executive and Principal Executive Officer of the Company due to his extensive experience in the field of oil and gas development and production.

David A. Fowler, age 54, was appointed as our President on January 23, 2013.  He served as President of Simplex Energy Solutions, LLC, a company specializing in marketing oil and gas producing properties to industry operators and investors from April 2001 until December 2012, during which, he was responsible for the execution of marketing agreements with companies or individuals with ownership interests in oil and gas properties.  He would then oversee the preparation and circulation of information for interested buyers.  Simplex Energy Solutions has assisted the Company in past identification and negotiation of candidate oil and gas properties.  In 1980, Mr. Fowler received a B.S. in Occupational Education from Southern Illinois University at Carbondale.  On January 23, 2013, the Board of Directors ratified the grant to Mr. Fowler of 500,000 options originally granted on January 1, 2013 to Mr. Fowler, a consultant to the Company at the time, to purchase shares of our common stock at $4.50 per share under the Plan.  These options vest 20% per year over a five year period.  The Board has agreed to pay Mr. Fowler an annual salary of $150,000.

There is no arrangement or understanding between Mr. Fowler and any other persons pursuant to which he was selected as an officer of the Company.  Mr. Fowler does not now have, nor has he ever had, any family relationship with any director or officer of the Company, or persons nominated to become a director or officer.  Mr. Fowler was appointed as President of the Company due to his extensive experience in the field of oil and gas acquisitions.

William R. (Randy) Broaddrick, age 35, was appointed as Chief Financial Officer and Secretary on January 23, 2013.  Mr. Broaddrick was appointed as the Interim Chief Executive Officer and Interim Chief Financial Officer on August 31, 2012 and has served as such until his resignation as Interim Chief Executive Officer on January 23, 2013, in connection with the change of management.  He has also served as our treasurer and controller since June 27, 2012.  Mr. Broaddrick, served as a director and chief financial officer of Stanford Energy, Inc., our wholly owned subsidiary from January 2011 until June 2012.  From September 2001 until July 2010 he served as chief financial officer of Arena Resources, Inc., an oil and gas company.  In 1999, Mr. Broaddrick received his bachelors degree in Accounting from Langston.  Mr. Broaddrick holds options to purchase 100,000 shares of our common stock at $2.00 per share.  These options were granted by Stanford Energy on December 1, 2011, and were assumed by us in connection with the closing of the acquisition of Stanford Energy in June 2012.  These options vest 20% per year over a five year period.  On September 1, 2012, the Board of Directors also granted Mr. Broaddrick 50,000 options to purchase shares of our common stock at $4.50 per share under the Plan.  These options vest 20% per year over a five year period.  The Board has agreed to pay Mr. Broaddrick an annual salary of $125,000.

There is no arrangement or understanding between Mr. Broaddrick and any other persons pursuant to which he was selected as an officer of the Company.  Mr. Broaddrick does not now have, nor has he ever had, any family relationship with any director or officer of the Company, or persons nominated to become a director or officer.  Mr. Broaddrick was appointed as Interim Chief Financial Officer of the Company due to his extensive experience in the field of oil and gas and accounting.

Daniel D. Wilson, age 51, was appointed as our Vice-president of Operations on January 23, 2013.  From January 1983 to December 2012, Mr. Wilson served as Vice President and Manager of Operations for Breck Operating Corporation, an independent oil and natural gas producer, during which he was responsible for the building, operation, and divestiture of two companies.  In addition, Mr. Wilson was responsible for over 750 wells in seven states and an operating staff of 27, including engineers, foremen, pumpers, and clerks.  He also personally performed or oversaw all of the economic evaluations for both acquisitions and banking purposes.  Mr. Wilson received his B.S. in Petroleum Engineering in August 1083 from Texas A&M University-College Station.  On January 23, 2013, the Board of Directors ratified the grant to Mr. Wilson of 300,000 options originally granted on January 1, 2013 to Mr. Wilson, a consultant to the Company at the time, to purchase shares of our common stock at $4.50 per share under the Plan.  These options vest 20% per year over a five year period.  The Board has agreed to pay Mr. Wilson an annual salary of $150,000.

There is no arrangement or understanding between Mr. Wilson and any other persons pursuant to which he was selected as an officer of the Company.  Mr. Wilson does not now have, nor has he ever had, any family relationship with any director or officer of the Company, or persons nominated to become a director or officer.  Mr. Wilson was appointed as Vice-president of Operations of the Company due to his extensive experience in operating, evaluating, and exploiting oil and gas properties and for his experience in production, drilling, and reservoir engineering.

The Company has issued a press release addressing the changes to management, a copy of which is attached as an exhibit hereto.

On January 23, 2013, the Board of Directors adopted a compensation arrangement for directors.  Each director will receive a director’s fee of $2,000 per month and $500 for personal attendance at a meeting of the Board.  Each director will also be reimbursed for out-of-pocket expenses related to services as a director.

On January 23, 2013, the Board of Directors approved a Subscription Agreement dated January 23, 2013 from Mr. Wilson for the purchase of 100,000 shares of common stock of the Company for $4.50 per share.  These shares were issued without registration under the Securities Act by reason of the exemption from registration afforded by the provisions of Section 4(a)(5) and/or Section 4(a)(2) thereof, and Rule 506 promulgated thereunder, as a transaction by an issuer not involving any public offering.  The investor in this offering was an accredited investor as defined in Regulation D.  The investor delivered appropriate investment representations with respect to these sales and consented to the imposition of restrictive legends upon the stock certificates representing the shares.  The investor was afforded the opportunity to ask questions of our management and to receive answers concerning the terms and conditions of the transaction.  No underwriting discounts or commissions were paid in connection with this offering.  The shares sold in this offering were not and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The options above were issued without registration under the Securities Act by reason of the exemption from registration afforded by the provisions of Section 4(a)(5) and/or Section 4(a)(2) thereof, and Rule 506 promulgated thereunder, as a transaction by an issuer not involving any public offering.  The investors in this offering were accredited investors as defined in Regulation D.  The investors delivered appropriate investment representations with respect to these sales and consented to the imposition of restrictive legends upon the stock certificates representing the shares.  The investors were afforded the opportunity to ask questions of our management and to receive answers concerning the terms and conditions of the transaction.  No underwriting discounts or commissions were paid in connection with this offering.  The options sold in this offering were not and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 23, 2013, the Board of Directors approved the following amendments to the Bylaws of the Company, a copy of the Bylaws, as amended, is attached as an exhibit hereto:

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Section 6 of Article III of the Bylaws titled “Chairman of the Board” be deleted in its entirety from the Bylaws;

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Section 1 of Article VI of the Bylaws titled “Titles” be amended to read as follows:

Section 1. Titles. The officers of the Corporation shall be elected by the Board of Directors and shall consist of a Chief Executive Officer, a President, a Chief Financial Officer, a Secretary, and a Treasurer. The Board of Directors may also elect a Chairman of the Board, a Controller and one or more Vice Presidents and Assistant Secretaries, Assistant Treasurers and such other officers as it shall deem necessary. Except as otherwise provided in these bylaws, the additional officers shall have the authority and perform the duties as from time to time may be prescribed by the Board of Directors. Any two or more offices may be held by the same individual, but no officer may act in more than one capacity where action of two or more officers is required.

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A new section designated as Section 7 of Article VI of the Bylaws as set forth below be added to the Bylaws to grant executive powers to the Chairman of the Board and that all existing sections of Article VI be renumbered as applicable:

Section 7.  Chairman of the Board. The Chairman of the Board shall have general executive powers, as well as the specific powers conferred by these bylaws.  Except as otherwise provided in these bylaws, he shall preside at all meetings of the Board of Directors and Shareholders.  The Chairman of the Board may but need not be an employee of the Corporation.

Item 5.07

Submission of Matters to a Vote of Security Holders.

On January 22, 2013, our stockholders acted by way of majority written consent action (pursuant to a solicitation of consents commenced on January 16, 2013, and in lieu of a special meeting of stockholders) to approve the Ring Energy, Inc. Long-Term Incentive Plan (the “Plan”) and to amend the Plan to increase the number of authorized shares from 2,500,000 to 5,000,000.  A copy of the Plan, as amended, is attached hereto as an exhibit.

A majority of stockholders, through majority written consent action, also approved the following amendments to the Company’s Articles of Incorporation:

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An increase of the authorized shares of Common Stock from 75,000,000 to 150,000,000, par value $.001 per share, and the authorization of 50,000,000 shares of Preferred Stock.

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The Article numbered “TENTH” of the Articles of Incorporation is amended in its entirety to be read as follows: “The authority to adopt, amend or repeal bylaws is reserved exclusively to the Board of Directors.”

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The Article numbered “TWELFTH” of the Articles of Incorporation is amended in its entirety to read as follows: “Except as otherwise provided by statute a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that: a) The director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and b) The breach of those duties involved intentional misconduct, fraud or a knowing violation of law.”

The number of shares giving written consent (i.e., voting) in favor of such matter was 7,599,656 (53.65%); no shares were overtly “voted against” the proposals.

The amendment to the Plan will be effective on February 6, 2013 and the amendment to the Articles of Incorporation will be effective on February 6, 2013 with the filing of the Certificate of Amendment with the Nevada Secretary of State’s office.

The Company is no longer soliciting votes pertaining to the items above.

Item 8.01

Other Events.

Committees

On January 23, 2013, the Board of Directors approved the formation of the Executive Committee and adopted an Executive Committee charter.  Lloyd T. (Tim) Rochford and Stanley McCabe were appointed to serve as the initial members of the Executive Committee.

On January 23, 2013, the Board of Directors approved the appointment of Messrs. Petrelli and Woodrum to serve on the Audit Committee and Mr. Woodrum was appointed as the Chair of the Audit Committee.  In addition, Mr. Woodrum was designated as an Audit Committee Financial Expert as defined in Item 407 of Regulation S-K promulgated by the Securities and Exchange Commission.  The Board of Directors also adopted an Audit Committee charter.

On January 23, 2013, the Board of Directors approved the formation of the Compensation Committee and adopted a Compensation Committee charter.  Messrs. Rochford and McCabe were appointed to serve as the initial members of the Compensation Committee.

On January 23, 2013, the Board of Directors approved the formation of the Nominating and Corporate Governance Committee and adopted a Nominating and Corporate Governance Committee charter.

Code of Ethics/Conduct

On January 23, 2013, the Board of Directors approved and adopted a Code of Ethics for senior management, a copy of which is included as an exhibit hereto.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of Articles of Incorporation effective February 6, 2013
3.2	Bylaws, as amended
14.1	Code of Ethics, adopted January 23, 2013
99.1	Second Amendment to Note, effective January 15, 2013
99.2	Press Release dated January 23, 2013
99.3	Ring Energy, Inc. Long Term Incentive Plan, as amended, effective February 6, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ring Energy, Inc.

Date: January 24, 2013

By: /s/ William R. Broaddrick

William R. Broaddrick, Chief FInancial Officer

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